UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	January 19, 2005

Centerplate, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31904	13-3870167

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

201 East Broad Street, Spartanburg, SC		29306

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(864) 598-8600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1: STATEMENT FOR TAX TREATMENT

Item 8.01 Other Events.

     On January 19, 2005, Centerplate, Inc. provided the Depository Trust Company and the Bank of New York with a statement regarding the tax treatment of its cash payment distributions for 2004 on its Income Deposit Securities. A copy of the statement is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

Exhibit	Description
99.1	Statement for Tax Treatment of Cash Payment Distributions for 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2005

Centerplate, Inc.
By:	/s/ Kenneth R. Frick
	Name:	Kenneth R. Frick
	Title:	Executive Vice President and CFO